EXHIBIT 10.2
                                  ------------
                      ONLINE VACATION CENTER HOLDINGS CORP.
                           DEFERRED COMPENSATION PLAN

         WHEREAS, Online Vacation Center Holdings Corp. (the "Company") hereby establishes the Online Vacation Center Holdings Corp. Deferred Compensation Plan (the "Plan") in order to provide for payments to be made to Edward B. Rudner (the "Executive") in respect of his accrued vacation and prior services rendered by him to the Company. This is a memorialization of an agreement that was entered on January 19, 2003, to provide for an accrual of the Executive's unpaid wages and vacation time.

         1. Benefits. The Company shall make a series of twenty-six (26) cash payments to the Executive on the dates and in the amounts set forth on Appendix A hereto.

         2. Unsecured General Creditor. The Executive shall have no legal or equitable rights, interest or claims in any property or assets of the Company. For purposes of the payment of benefits under the Plan, any and all of the Company's assets shall be, and remain, the general, unpledged unrestricted assets of the Company. The Company's obligations under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

         3. Successors; Governing Law. The terms and conditions of the Plan shall inure to the benefit of and bind the Company and the Executive, and their successors, assigns, and personal representatives. The provisions of the Plan shall be construed and interpreted according to the laws of the State of Florida without giving effect to conflict of laws principles thereof.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and seal this Online Vacation Center Holdings Corp. Deferred Compensation Plan as of this 8th day of August, 2006.

ONLINE VACATION CENTER HOLDINGS CORP.

By: /s/ Mary Lou Ruderman
---------------------------------------
Mary Lou Ruderman, Treasurer and Secretary

By: /s/ Edward B. Rudner
---------------------------------------
Edward B. Rudner, Principal Executive Officer and Principal Financial Officer

(CORPORATE SEAL)

                                   Appendix A
                                   ----------

                                Payment Schedule

           ---------------------------- ------------------- ------------------
                          Payment Date     Payment No.                 Amount
           ---------------------------- ------------------- ------------------
                             1/12/2007          1                 $ 22,307.31
           ---------------------------- ------------------- ------------------
                             1/26/2007          2                   22,307.31
           ---------------------------- ------------------- ------------------
                              2/9/2007          3                   22,307.31
           ---------------------------- ------------------- ------------------
                             2/23/2007          4                   22,307.31
           ---------------------------- ------------------- ------------------
                              3/9/2007          5                   22,307.31
           ---------------------------- ------------------- ------------------
                             3/23/2007          6                   22,307.31
           ---------------------------- ------------------- ------------------
                              4/6/2007          7                   22,307.31
           ---------------------------- ------------------- ------------------
                             4/20/2007          8                   22,307.31
           ---------------------------- ------------------- ------------------
                              5/4/2007          9                   22,307.31
           ---------------------------- ------------------- ------------------
                             5/18/2007          10                  22,307.31
           ---------------------------- ------------------- ------------------
                              6/1/2007          11                  22,307.31
           ---------------------------- ------------------- ------------------
                             6/15/2007          12                  22,307.31
           ---------------------------- ------------------- ------------------
                             6/29/2007          13                  22,307.31
           ---------------------------- ------------------- ------------------
                             7/13/2007          14                  22,307.31
           ---------------------------- ------------------- ------------------
                             7/27/2007          15                  22,307.31
           ---------------------------- ------------------- ------------------
                             8/10/2007          16                  22,307.31
           ---------------------------- ------------------- ------------------
                             8/24/2007          17                  22,307.31
           ---------------------------- ------------------- ------------------
                              9/7/2007          18                  22,307.31
           ---------------------------- ------------------- ------------------
                             9/21/2007          19                  22,307.31
           ---------------------------- ------------------- ------------------
                             10/5/2007          20                  22,307.31
           ---------------------------- ------------------- ------------------
                            10/19/2007          21                  22,307.30
           ---------------------------- ------------------- ------------------
                             11/2/2007          22                  22,307.30
           ---------------------------- ------------------- ------------------
                            11/16/2007          23                  22,307.30
           ---------------------------- ------------------- ------------------
                            11/30/2007          24                  22,307.30
           ---------------------------- ------------------- ------------------
                            12/14/2007          25                  22,307.30
           ---------------------------- ------------------- ------------------
                            12/28/2007          26                  22,307.30
           ---------------------------- ------------------- ------------------
                                                                  $579,990.00
           ---------------------------- ------------------- ------------------